SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2004

TRANSMERIDIAN EXPLORATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-60960	76-0644935
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

397 N. Sam Houston Parkway E., Suite 300

Houston, Texas 77060

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

TRANSMERIDIAN EXPLORATION, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 12.	Results of Operations and Financial Condition

Signature

Item 12.        Results of Operations and Financial Condition

On July 30, 2004, Transmeridian Exploration, Inc., a Delaware corporation, issued a press release announcing financial results for the three and six month periods ended June 30, 2004.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION, INC.

Date: August 2, 2004	By:	/s/ Earl W. McNiel
Earl W. McNiel
Chief Financial Officer